UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant	[X]

Filed by Party other than the Registrant	[ ]

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]
[ ]	Definitive Information Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

AMARU INC.

(Exact name of Registrant as specified in its charter.)

Commission File number 000-32695

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11:
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1.	Amount Previously Paid;
	2.	Form, Schedule or Registration Statement No.
	3.	Filing Party:
	4.	Date Filed:

AMARU INC.

62 Cecil Street, #06-00, TPI Building

Singapore 049710

(65) 633-29-287

To Our Stockholders:

On behalf of the Board of Directors and management of AMARU INC., I cordially invite you to attend a Special Meeting of stockholders of AMARU, INC. to be held on Tuesday, July 8, 2014, at 6:00 p.m., Pacific Standard Time, at 62 Cecil Street, #06-00 TPI Building, Singapore 049710.

The matters to be considered at the meeting are:

1.     An amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from four hundred million (400,000,000) shares to one billion (1.000,000,000) shares, par value $0.001 per share. The authorized amount of Preferred Stock will be increased from twenty five million (25,000,000) shares to fifty million (50,000,000) shares, par value $0.001 per share.

2.     The approval of the proposed Company's 2013 Equity Compensation Plan, covering 30 million shares of our common stock.

It is extremely important that your shares be represented at the meeting. Whether or not you plan to attend the Special Meeting in person, you are requested to mark, sign, date and return the enclosed proxy promptly in the pre-addressed return envelope provided or give your proxy by scanning and emailing it or faxing it by following the instructions on the proxy card.

Sincerely,

/s/ Chua Leong Hin
Chua Leong Hin
May___, 2014	President and CEO

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AMARU, INC.

62 Cecil Street, #06-00, TPI Building

Singapore 049710

(65) 633-29-287

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

July 8, 2014 at 6 p.m. (Pacific Standard Time)

Notice is hereby given that a Special Meeting of Stockholders of AMARU, INC. (the Company) will be held on Tuesday, July 8, 2014, at 6:00 p.m., Pacific Standard Time, at 62 Cecil Street, #06-00, TPI Building, Singapore 049710 to vote on the following proposals:

1.     An amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from four hundred million (400,000,000) shares to one billion (1.000,000,000) shares, par value $0.001 per share. The authorized amount of Preferred Stock will be increased from twenty five million (25,000,000) shares to fifty million (50,000,000) shares, par value $0.001 per share.

2.     The approval of the proposed Company's 2013 Equity Compensation Plan, covering 30 million shares of our common stock.

The Special Meeting may be adjourned or postponed from time to time (including to obtain a quorum or solicit additional votes in favor of the proposal), and at any reconvened meeting action on the proposed amendments to the Articles of Incorporation may be taken without further notice to stockholders unless required by our Bylaws.

The record date established by the Company for purposes of determining the number of outstanding shares of Voting Capital Stock of the Company has been fixed at May 8, 2014 (the “Record Date”). If you were a stockholder of record at the close of business on May 8, 2014, you are entitled to notice of and to vote at the Special Meeting and any adjournment or postponements thereof.

Sincerely,

/s/ Chua Leong Hin
Chua Leong Hin
May___, 2014	President and CEO

IMPORTANT: Whether or not you plan to attend, so that your vote will be counted at the Special Meeting, please mark, sign, date and return the enclosed proxy promptly, using the pre-addressed return envelope enclosed, or give your proxy by scanning and emailing it or faxing it by following the instructions on the proxy card.

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AMARU INC.

62 Cecil Street, #06-00, TPI Building

Singapore 049710

(65) 633-29-287

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 8, 2014 AT 6 PM PACIFIC STANDARD TIME

Date of the Proxy Statement – May___, 2014

GENERAL INFORMATION

Information About the Special Meeting

The Special Meeting of Stockholders of the Company will be held on Tuesday, July 8, 2014, at 6:00 p.m., Pacific Standard Time, at 62 Cecil Street, #06-00, TPI Building, Singapore 049710.

Information About this Proxy Statement

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of AMARU INC. is soliciting your proxy to vote your shares at the Special Meeting. If you own Amaru Inc. Common Stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better stockholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting the Company's transfer agent, Interwest Transfer Company, 1981 E Murray Holladay Rd, Salt Lake City, UT 84117, telephone (801) 272-9294. This Proxy Statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and which is designed to assist you in voting your shares. On or about May___, 2014, we will mail this Proxy Statement and the enclosed proxy card to all stockholders of the Company as of the Record Date.

Matters to be Voted on at the Special Meeting

1.     An amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from four hundred million (400,000,000) shares to one billion (1.000,000,000) shares, par value $0.001 per share. The authorized amount of Preferred Stock will be increased from twenty five million (25,000,000) shares to fifty million (50,000,000) shares, par value $0.001 per share (the “Share Increase Amendment”);

The Board recommends that you vote FOR the Share Increase Amendment

2.     The Company's 2013 Equity Compensation Plan (the "Compensation Plan"), covering 30 million shares of our common stock.

The Board recommends that you vote FOR the Compensation Plan

Information About Voting

Stockholders can vote on matters presented at the Special Meeting in two ways:

(a) By Proxy. You can vote by signing, dating and returning the enclosed proxy card promptly using the pre-addressed return envelope or give your proxy by scanning and emailing it to: melinda@interwesttc.com, or fax it to Interwest Transfer Company at (801) 277-3147. If you do this, the proxies will vote your shares in the manner you indicate. If you do not indicate instructions on the card, your shares will be voted FOR the proposed amendments.

(b) In Person. You may attend the Special Meeting and cast your vote in person.

You may revoke your proxy at any time before it is exercised by sending a written notice (or other verifiable form of communication) notice of revocation to Amaru Inc.’s President and CEO, Chua Leong Hin, prior to the Special Meeting, or by submitting a later-dated proxy to us.

Each share of our Common Stock is entitled to one vote. As of the Record Date, May 8, 2014, there were 202,911,303 shares of our Common Stock outstanding. Holders of a majority of the outstanding shares of our Common Stock must approve each of the proposal in order for it to pass.

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Information Regarding Tabulation of the Vote

The Company will appoint one or more inspectors of election to act at the special meeting and to make a written report thereof. Prior to the special meeting, the inspectors will sign an oath to perform their duties in an impartial manner and according to the best of their ability. The inspectors will ascertain the number of shares of Common Stock outstanding and the voting power of each, determine the shares of Common Stock represented at the special meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The determination of the inspectors as to the validity of proxies will be final and binding.

Dissenter’s Rights

The Nevada General Corporation Law does not provide for dissenters’ rights in connection with any of the actions described in this Proxy Statement, and we will not provide stockholders with any such right independently.

Quorum Requirement

A quorum of stockholders is necessary to hold a valid meeting. Under the Bylaws, holders of Common Stock entitled to exercise a majority of the voting power of us, present in person or by proxy, shall constitute a quorum. Abstentions and broker non-votes, if any, are counted as present for establishing a quorum.

Information About Votes Necessary for Proposals to be Adopted

- Approval by holders of a majority of the outstanding Common Stock will be required to approve the amendment to increase in the authorized shares of Common Stock from four hundred million (400,000,000) shares to one billion (1,000,000,000) shares, par value $0.001 per share, and to increase the authorized amount of Preferred Stock from twenty five million (25,000,000) shares to fifty million (50,000,000) shares, par value $0.001 per share.

- Approval by holders of a majority of the outstanding Common Stock will be required to approve the Company's Compensation Plan.

Abstentions and broker non-votes, if any, will be counted as votes against the amendments.

As of the Record Date, there were approximately 404 holders of record of outstanding shares of Common Stock.

Revocation of Proxies

If you give a proxy, you may revoke it at any time before it is exercised by giving notice to the Company’s President and CEO in writing or by means of other verifiable communication prior to the Special Meeting or by submitting a later-dated proxy to us.

Costs of Proxy Solicitation

Amaru, Inc. will pay all the costs of soliciting these proxies except for the costs of returning your proxy card. In addition to solicitation by mail, proxies may be solicited personally, by telephone or personal interview by an officer or regular employee of Amaru, Inc. The Company will also ask banks, brokers and nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies, and reimburse them for expenses.

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INFORMATION ABOUT THE COMPANY’S COMMON STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, 202,911,303 shares of Common Stock were outstanding and no shares of Preferred Stock were outstanding. The following table sets forth, as of such date, information with respect to shares beneficially owned by:

•	each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our directors;

•	each of our named executive officers; and all of our directors and executive officers as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act. Under this rule, shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option) within 60 days of the date of this table. In computing the percentage ownership of any person, the amount of shares includes the amount of shares beneficially owned by the person by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person does not necessarily reflect the person's actual voting power.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the business address of the individuals listed is 62 Cecil Street, #06-00, TPI Building, Singapore 049710.

Name and Address	Amount and Nature of Beneficial	Percent of Class of
of Beneficial Owner	Ownership of Common Stock	Common Stock

Colin St.Gerard Binny
former CEO, CFO and Director	13,111,888 (1) & (2)	6.9%
62 Cecil Street #06-00	(Indirect)
TPI Building
Singapore 049710

Sakae Torisawa, Chairman	1,712,808	0.84%
62 Cecil Street #06-00	(Direct)
TPI Building
Singapore 049710

Zee Moey Ngiam, Former Director	0	0%
62 Cecil Street #06-00	(Direct)
TPI Building
Singapore 049710

Chua Leong Hin, CEO, CFO and Director	0
62 Cecil Street #06-00	(Direct) (3)	0%
TPI Building
Singapore 049710

Percy Chua Soo Lian, Director	0
62 Cecil Street #06-00	(Direct)	0%
TPI Building
Singapore 049710

All Directors and Officers As a Group (3 persons)	1,712,808	0.84%

________________

(1)	Except as otherwise indicated, the Company believes that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(2)	Based on a total of 13,111,888 shares of common stock of Amaru, Inc held by Mr. Binny and his wife, Chew Bee Lian, indirectly as 100% shareholders of B Media Pte Ltd (formerly known as M2B Media Pte Ltd).

(3)	Mr. Chua Leong Hin is a shareholder of M2B World Asia Pacific Pte. Ltd, a subsidiary of the Company. He holds 1,296,336 ordinary shares (3.05%) of the total shares outstanding of 42,459, 976 ordinary shares in M2B World Asia Pacific Pte. Ltd.

Transfer Agent

Our transfer agent is:

Interwest Transfer Company, 1981 E Murray Holladay Rd, Salt Lake City, UT 84117, telephone (801) 272-9294

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PROPOSAL ONE

SHARE INCREASE AMENDMENT

The Board of Directors has approved in December, 2013 and April, 2014, subject to stockholders’ approval, an amendment to the Company’s Articles of Incorporation (“Articles of Incorporation”) to increase the number of authorized shares of Common Stock from 400,000,000 shares of Common Stock to 1,000,000,000 shares of Common Stock, par value $0.001 per share. The authorized amount of Preferred Stock will be increased to 50,000,000 shares from 25,000,000 shares, par value $0.001 per share. The Board of Directors has determined that this amendment is advisable and in the best interests of us and our stockholders.

At the Special Meeting, stockholders will be asked to consider and vote upon this amendment. The Board of Directors recommends that stockholders vote FOR the Share Increase Amendment.

PROPOSAL TWO

COMPENSATION PLAN

The Board of Directors has approved in December, 2013 and April, 2014, subject to stockholders’ approval, the Company's 2013 Equity Compensation Plan in the amount of 30 million shares of common, par value $0.001 per share. The Board of Directors has determined that this amendment is advisable and in the best interests of us and our stockholders.

At the Special Meeting, stockholders will be asked to consider and vote upon this amendment. The Board of Directors recommends that stockholders vote FOR the Compensation Plan.

Current Capitalization - General

We are currently authorized to issue 400,000,000 shares of common stock, $0.001 par value, and 25,000,000 shares of preferred stock, $0.001 par value.

COMMON STOCK

As of the Record Date, 202,911,303 shares of common stock were issued and outstanding. The holders of common stock are entitled to one vote per share with respect to all matters required by law to be submitted to stockholders. The holders of common stock have the sole right to vote, except as otherwise provided by law or by our articles of incorporation, including provisions governing any preferred stock. The common stock does not have any cumulative voting, preemptive, subscription or conversion rights. Election of directors and other general stockholder action requires the affirmative vote of a majority of shares represented at a meeting in which a quorum is represented. The outstanding shares of common stock are validly issued, fully paid and non-assessable.

Subject to the rights of any outstanding shares of preferred stock, the holders of common stock are entitled to receive dividends, if declared by our board of directors, out of funds legally available. In the event of liquidation, dissolution or winding up of the affairs of Amaru, Inc., the holders of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment or provision for all liabilities and any preferential liquidation rights of any preferred stock then outstanding.

PREFERRED STOCK

Our board of directors has the authority, without action by our stockholders, to designate and issue preferred stock in one or more series. Our board of directors may also designate the rights, preferences, and privileges of each series of preferred stock, any or all of which may be greater than the rights of the common stock. It is not possible to state the actual effect of the issuance of any shares of preferred stock on the rights of holders of the common stock until the board of directors determines the specific rights of the holders of the preferred stock. However, these effects might include:

•	restricting dividends on the common stock;

•	diluting the voting power of the common stock;

•	impairing the liquidation rights of the common stock; and

•	delaying or preventing a change in control of Amaru without further action by the stockholders.

The Board of Directors has authorized an issuance of up to 14 million shares of Series B Convertible Preferred Stock, at a stated value of $0.15 per share. As of May 8, 2014, there were 10,687,478 shares of Series B Preferred Stock issued and outstanding.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The Company's 2004 Equity Compensation Plan, as amended had no shares of common stock remaining as of May 1, 2014. In December, 2013 and April, 2014, the Company issued 2,921,260 shares to its employees. From 2007 - 2013, there were no shares were issued under the Company's 2004 Equity Compensation Plan. In 2006 and 2005, the Company issued 420,000 shares and 58,740 shares respectively under the 2004 Equity Compensation Plan. There are no outstanding options under the 2004 Equity.

WARRANTS AND CONVERTIBLE DEBT

The Company does not have any outstanding warrants or debt as of the date hereof.

Reasons for the Proposals

First Proposal. Share Increase Amendment.

The Board of Directors believes it is in the Company's best interest to have additional shares of common stock and preferred stock authorized for general corporate purposes, including acquisitions, equity financings and grants of stock and stock options.

The Company had 202,911,303 shares of common stock issued and outstanding at the Record Date out of 400,000,000 shares of common stock authorized. The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of common stock. The Share Increase Amendment will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock would remain unchanged under the Share Increase Amendment.

The increase in authorized shares has been determined by the Board of Directors to allow for these general purposes and to provide for a sufficient amount of common stock to support its expansion and future financing activities, if any. Other than set forth in the above, there are no present plans for significant future issuances. When the Board of Directors deems it to be in the best interest of the Company and stockholders to issue additional shares of common stock and/or preferred stock in the future from authorized shares, the Board of Directors will not seek further authorization by vote of the stockholders, unless such authorization is otherwise required by law or regulation.

More generally, the increase in the authorized number of shares of Common and Preferred Stock will enable us to engage in (i) possible future financings and (ii) such other corporate purposes as the Board of Directors determines in its discretion. These corporate purposes may include future stock splits, stock dividends or other distributions, future financings, acquisitions and stock options and other equity benefits under our employee benefit plans. Currently we have no plans to issue shares for the foregoing.

CERTAIN RISKS

The issuance of shares upon conversion of debt and exercise of warrants and options may result in substantial dilution to the interests of other stockholders since the holders of these securities may ultimately convert and sell the full amount issuable on conversion. The additional authorized shares of common stock could also have an anti-takeover effect. If the Company's Board of Directors desires to issue additional shares in the future, such issuance could also dilute the voting power of a person seeking control of it, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

REQUIRED VOTE

The approval of a majority of the outstanding stock entitled to vote is necessary to approve the amendment to the Articles of Incorporation. A copy of the proposed Amendment to the Articles of Incorporation reflecting the increase in authorized common stock to 1,000,000,000 shares of common stock and 50,000,000 shares of preferred stock is attached as Exhibit A.

Second Proposal. Adoption of Company's Compensation Plan.

In December, 2013 and April, 2014, the Company's Board of Directors unanimously approved the Company's 2013 Equity Compensation Plan. The purpose of the Compensation Plan is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide such employees, officers, directors and consultants with an incentive to enhance stockholder returns. The full text of the Compensation Plan appears as Exhibit B to this Proxy Statement and the description of the Compensation Plan herein is qualified by reference to Exhibit B.

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DESCRIPTION OF THE COMPENSATION PLAN

The Compensation Plan provides for the grant to directors, officers, employees and consultants of the Company (including its subsidiaries) of stock based awards and options to purchase up to an aggregate of 30,000,000 shares of Common Stock.

All of the Company's executive officers, directors and employees of the Company and its subsidiary are eligible to participate in the Compensation Plan. The Company has not granted any options under the Compensation Plan, however, it has granted a total of 30,000,000 of stock awards to its officers and directors. None of the awards have been issued yet.

Administration and Participation. The Company's Compensation Plan is administered by the Company's Board of Directors, which may delegate its duties in whole or in part to any subcommittee solely consisting of at least two individuals who are non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. Compensation Plan allows the Compensation Committee to make awards of stock options and stock based awards to any individual who is selected by the Compensation Committee to participate in Compensation Plan.

The Compensation Committee has the authority to interpret our stock incentive plan, to establish, amend and rescind any rules and regulations relating to our Compensation Plan and to make any other determinations that the Compensation Committee deems necessary or desirable for the administration of our Compensation Plan. The Compensation Committee may also correct any defect or supply any omission or reconcile any inconsistency in our stock incentive plan in the manner and to the extent the Compensation Committee deems necessary or desirable. Any decision of the Compensation Committee in the interpretation and administration of our Compensation Plan lies within its sole and absolute discretion and is final, conclusive and binding on all parties concerned, including participants in our Compensation Plan and their beneficiaries or successors.

Limitations. An aggregate of 30,000,000 shares of the Company's common stock has been authorized for issuance under the Company's Compensation Plan. No options to purchase common stock nor other stock awards have been issued by the Company.

Stock options. Stock options granted under our Compensation Plan may be non-qualified or incentive stock options for federal income tax purposes. The Compensation Committee will set option exercise prices and terms and will determine the time at which stock options will be exercisable. However, the term of a stock option may not exceed 10 years.

The Compensation Committee may also grant options that are intended to be incentive stock options, which comply with Section 422 of the Internal Revenue Code of 1986, as amended. Fair market value is defined as the closing price of the shares as reported on the grant date as quoted on the FINRA's OTC Bulletin Board.

Stock-based awards. The Compensation Committee has the authority to grant stock-based awards, which may consist of awards of common stock, restricted stock and awards that are valued in whole or in part by reference to, or are otherwise based on the fair market value of, shares of common stock. Stock-based awards may be granted on a stand-alone basis or in addition to any other awards granted under our Compensation Plan. The Compensation Committee will determine the form of stock-based awards and the conditions on which they may be dependent. The conditions may include the right to receive one or more shares of common stock or the equivalent value in cash upon the completion of a specified period of service or the occurrence of an event or the attainment of performance objectives. The Compensation Committee will also determine the participants to whom stock-based awards may be made, the timing of those awards, the number of shares to be awarded, whether those other stock-based awards will be settled in cash, stock or a combination of cash and stock and all other terms of those awards.

General. Stock options and restricted stock awards are not transferable or assignable, except for estate planning purposes. The Company may deduct sufficient sums to pay withholding required for federal, state and local taxes or other taxes as a result of the exercise of a stock award.

In the event of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of stock or other corporate exchange or any distribution to shareholders other than regular cash dividends, the Compensation Committee may, in its sole discretion, make a substitution or adjustment, as the Compensation Committee deems to be equitable, to the number or kind of stock issued or reserved for issuance under our Compensation Plan under outstanding awards and the term, including option price, of those awards.

Except as otherwise provided in a stock award agreement, in the event of our change in control or a change of control of the Company, the Compensation Committee may, in its sole discretion, accelerate a stock award, cause us to make a cash payment in exchange for a stock award or require the issuance of a substitute stock award.

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Certain income tax consequences. The Company has been advised by counsel that the material federal income tax consequences to the Company and the participants in the Compensation Plan of the grant and exercise of options under existing and applicable provisions of the Internal Revenue Code of 1986, as amended, and regulations will generally be as follows:

Incentive stock options. A participant will not realize any taxable income at the time an incentive stock option is granted or exercised, and the Company will not receive an income tax deduction at the time of grant or exercise. If a participant does not sell stock acquired upon the exercise of an incentive stock option within (1) two years after the date of the grant or (2) one year after the date of exercise, then a subsequent sale of such stock generally will be taxed as capital gain or loss. If a participant disposes of shares acquired upon the exercise of an incentive stock option within the period set forth in clause (1) or (2) above, then that participant will generally realize ordinary income in an amount equal to the lesser of (a) the gain realized by that participant upon such disposition and (b) the excess of the fair market value of the stock on the date of exercise over the exercise price. In that event, the Company would generally be entitled to an income tax deduction equal to the amount recognized as ordinary income by the applicable participant. Any gain in excess of the amount recognized by the participant as ordinary income would be taxed as short-term or long-term capital gain, depending on the holding period.

Non-qualified stock options. A participant will not realize taxable income upon the grant of a non-qualified stock option, and the Company will not receive an income tax deduction at such time. Upon exercise of a non-qualified stock option, the applicable participant will realize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Upon a subsequent sale of such stock, the participant will recognize short-term or long-term capital gain depending on his or her holding period for the shares. The Company is generally allowed an income tax deduction at the same time and in the same amount recognized as ordinary income by the participant.

Stock-based awards. Amounts received by the participant upon the grant of other stock-based awards are ordinarily taxed as ordinary income when received. However, if such other stock-based awards consist of property subject to restrictions, the amounts generally will not be taxed until the restrictions lapse or until the participant makes an election under Section 83(b) of the Internal Revenue Code. The Company is generally allowed an income tax deduction at the same time and in the same amount recognized as ordinary income by the participant.

Compliance with Section 162(m). Our Compensation Plan should allow certain stock options and other stock-based awards to be treated as qualified performance-based compensation under Section 162(m) of the Internal Revenue Code. However, the Compensation Committee may, from time to time, award compensation that is not deductible under Section 162(m).

REQUIRED VOTE

The approval of a majority of the outstanding stock entitled to vote is necessary to approve the Compensation Plan, a copy of which is attached as Exhibit B.

EXECUTIVE OFFICERS AND DIRECTORS

Our directors and executive officers and their ages as of the Record Date, are shown below.

Name	Age	Position
Sakae Torisawa	68	Chairman of the Board of Directors

Chua Leong Hin	55	Chief Executive Officer, President, Interim Acting Chief Financial Officer and Director

Percy Chua Soo Lian	54	Director

SAKAE TORISAWA

Mr. Torisawa has served as a director of the Company since January 2007, and as the Chairman of the Company's Board of Directors since March 5, 2007. Mr. Torisawa graduated from the Journalism Course of Law Department at Nippon University, Japan. In 1973, Mr. Torisawa joined Hockmetals Group in Tokyo, which is a worldwide trading and mining firm. He worked as a trader for non-ferrous metals and raw materials, especially copper, zinc, lead, tungsten, and antimony. In 1976, Hockmetals closed its Tokyo office, and he joined Union Carbide, USA as a representative in Tokyo office for the Metal Division. In 1977, Mr. Torisawa joined Glencore Far East Ag in Switzerland, an international trading and industrial firm, specializing in oil, coal, metals and minerals. He served as a partner in charge of Tokyo office. He continued in trading copper, zinc and lead metals and raw materials. Due to nature of business, he was involved in mining and smelting green field projects. Presently Mr. Torisawa works for C & P Asia Pte Ltd, Singapore as a Senior Advisor.

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CHUA LEONG HIN

Mr. Chua Leong Hin has served as a director of the Company since April 2, 2009. He graduated from the National University of Singapore in 1983 with a Bachelor of Law degree. He was admitted as an advocate and solicitor of the Supreme Court of Singapore to practice law in Singapore in February 1984.

He was initially employed by the law firm of Thomas Tham & Partners as a legal assistant, and subsequently in October 1984, together with Mr. Leong Keng Kheong, started the firm Leong Chua & Associates which is now known as Leong Chua & Wong. The firm currently has 4 partners and about 15 employees. The firm specializes in the field of litigation and commercial law.

Mr. Chua Leong Hin is a shareholder of M2B World Asia Pacific Pte. Ltd, a subsidiary of the Company. He holds 1,296,336 ordinary shares (3.05%) of the total shares outstanding of 42,459,976 ordinary shares in M2B World Asia Pacific Pte. Ltd. Mr Chua is the Company's President, CEO and acting CFO following the resignation of Mr. Binny from those positions.

PERCY CHUA SOO LIAN

Mr. Percy Chua Soo Lian, is appointed as the Company's director to fill the vacancy on the Board of Directors created by the resignation of Mr. Binny from that position.

Mr. Percy Chua Soo Lian graduated from the National University of Singapore in 1986, with a Bachelor of Arts, Architectural Studies (B.A.(AS), and a Bachelor of Environmental Design Studies degree (B.E.D.S.) in 1989, and a Masters of Architecture, (M.ARCH) in 1991 from Technical University of Nova Scotia (Daltech), Halifax, Nova Scotia, Canada.

He has more than twenty years experience in the fields of art and architecture. In the past decade he has been involved in restructuring assets such as hotels, buildings, and master planning of New Towns in various Asia Pacific countries. He is a founding partner of CSL Architects and managing director of CSLA Management PTE Ltd., as well as a president and director of PT Bintan Pacific Development.

Mr. Percy Chua Soo Lian has no beneficial ownership of the Company's or any of its subsidiaries' shareholdings.

The following directors and executive officers have resigned from the Company as of the effective date set forth below:

Name	Age	Position	Resignation Date
Zee Moey Ngiam	56	Director	December 30, 2011

CORPORATE GOVERNANCE

Board of Directors

Board Members who are Deemed Independent

Our board of directors has determined that none of our directors are "independent" as that term is defined by the National Association of Securities Dealers Automated Quotations ("NASDAQ"). See "Lack of Committees" for the NASDAQ definition of "Independent Director." Under the National Association of Securities Dealers Automated Quotations definition, an "independent director means a person other than an officer or employee of the Company or its subsidiaries or any other individuals having a relationship that, in the opinion of the Company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of the director. The board's discretion in determining director independence is not completely unfettered. Further, under the NASDAQ definition, an independent director is a person who (1) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years), employed by the company; (2) has not (or whose immediate family members have not) been paid more than $60,000 during the current or past three fiscal years; (3) has not (or whose immediately family has not) been a partner in or controlling shareholder or executive officer of an organization which the company made, or from which the company received, payments in excess of the greater of $200,000 or 5% of that organizations consolidated gross revenues, in any of the most recent three fiscal years; (4) has not (or whose immediate family members have not), over the past three years been employed as an executive officer of a company in which an executive officer of the Company has served on that company's compensation committee; or (5) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years) a partner of the Company's outside auditor.

11

Committees

The Board of Directors of the Company has established the following committees on April 30, 2007:

•	Audit Committee

The Audit Committee's responsibilities include:

•	appointing, retaining, approving the compensation of and assessing the independence of our independent registered public accounting firm, including pre-approval of all services performed by our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including the receipt and consideration of certain reports from the firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly consolidated financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	establishing procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our independent registered public accounting firm and management; and

•	preparing the audit committee report required by SEC rules.

The members of the Audit Committee were Ngiam Zee Moey and Colin Binny who resigned on April 2, 2010. Mr. Ngiam Zee Moey resigned on December 31, 2011, and has not been replaced yet. Currently the members of the Board of Directors serve as members of the Audit Committee.

Audit Committee Financial Expert

The Company's board of directors needs to have an “audit committee financial expert,” within the meaning of such phrase under applicable regulations of the Securities and Exchange Commission, serving on its audit committee. The individual needs to be capable of (i) understanding generally accepted accounting principles ("GAAP") and financial statements, (ii) assessing the general application of GAAP principles in connection with our accounting for estimates, accruals and reserves, (iii) analyzing and evaluating our financial statements, (iv) understanding our internal controls and procedures for financial reporting; and (v) understanding audit committee functions, all of which are attributes of an audit committee financial expert and meet the experience requirements specified in the SEC's definition of “audit committee financial expert.” Further, like many small companies, it is difficult for the Company to attract and retain board members who qualify as “audit committee financial experts,” and competition for these individuals is significant.

•	Nominating and Governance Committee

The Nominating and Corporate Governance Committee's responsibilities include:

•	identifying individuals qualified to become directors;

•	reviewing with the board the standards to be applied in making determinations regarding independence of board members;

•	reviewing and making recommendations to the board with respect to size, composition and structure;

•	developing and recommending to the board our code of business conduct and ethics;

•	developing and recommending to the board Corporate Governance Guidelines;

•	overseeing an annual evaluation of the board; and

•	providing general advice to the board on corporate governance matters.

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The members of the Nominating and Corporate Governance Committee in fiscal year 2011 were Sakae Torisawa and Ngiam Zee Moey, who resigned in December of 2011, and has not been replaced yet. Currently the members of the Board of Directors serve as members of said Committee.

•	Compensation Committee

The Compensation Committee's responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to chief executive officer compensation and the compensation structure for our officers;

•	approving the chief executive officer's compensation;

•	reviewing and approving, or making recommendations to the board of directors with respect to, the compensation of our other executive officers;

•	overseeing and administering our equity incentive plans; and

•	preparing the annual executive compensation report

The members of the Compensation Committee in fiscal year 2011 were Sakae Torisawa and Ngiam Zee Moey, who resigned in December, 2011 and has not been replaced yet. Currently the members of the Board of Directors serve as members of said Committee.

Code of Business Conduct and Ethics

Our code of business conduct and ethics, as approved by our board of directors, can be obtained from our Website, at www.amaruinc.com

We intend to satisfy the disclosure requirement relating to amendments to or waivers from provisions of the code that relate to one or more of the items set forth in Regulations S-K, by describing on our Internet Website, within five business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted.

Information on our Internet website is not, and shall not be deemed to be, a part of this report or incorporated into any other filings we make with the Securities and Exchange Commission

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, or the SEC. These officers, directors and stockholders are required by SEC regulations to furnish us with copies of all such reports that they file.

Based solely upon a review of copies of such reports furnished to us during the fiscal year ended December 31, 2013 and thereafter, or any written representations received by us from reporting persons that no other reports were required, to the best of our knowledge, during our fiscal 2013, all Section 16(a) filing requirements applicable to our reporting persons were met.

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EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

OBJECTIVES OF OUR EXECUTIVE COMPENSATION PROGRAM

The compensation committee of our Board administers our executive compensation program. The general philosophy of our executive compensation program is to align executive compensation with the Company's business objectives and the long-term interests of our stockholders. To that end, the compensation committee believes executive compensation packages provided by the Company to its executives, including the named executive officers, should include both cash and stock-based compensation that reward performance as measured against established goals. In addition, the Company strives to provide compensation that is competitive with other peer group companies and that will allow us to attract, motivate, and retain qualified executives with superior talent and abilities. Our executive compensation is designed to reward achievement of the Company's corporate goals.

THE ROLE OF THE COMPENSATION COMMITTEE

The compensation committee has the primary authority to determine the Company's compensation philosophy and to establish compensation for the Company's executive officers. The compensation committee oversees the Company's compensation and benefit plans and policies; administers the Company's stock option plans; reviews the compensation components provided to officers, employees, and consultants; grants equity compensation to our officers, employees, and consultants; and reviews and makes recommendations to the Board regarding all forms of compensation to be provided to the members of the Board.

The compensation committee generally sets the initial compensation of each executive. The compensation committee annually reviews and in some cases adjusts compensation for executives. Although, the chief executive officer provides recommendations to the compensation committee regarding the compensation of the other executive officers, the compensation committee has full authority over all compensation matters relating to executive officers.

ELEMENTS OF EXECUTIVE COMPENSATION

Although the compensation committee has not adopted any formal guidelines for allocating total compensation between equity compensation and cash compensation, it strives to maintain a strong link between executive incentives and the creation of stockholder value. Executive compensation consists of the following elements:

Base Salary. Base salaries for our executives are generally established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies for similar positions and recognizing cost of living considerations. Prior to making its recommendations and determinations, the compensation committee reviews each executive's:

•	Historical pay levels.
•	Past performance, and
•	Expected future contributions.

The compensation committee does not use any particular indices or formulae to arrive at each executive's recommended pay level.

Equity Award. We also use long-term incentives primarily in the form of stock grants. Employees and executive officers generally receive stock grants at the commencement of employment, the majority of which, if not all, vest upon the attainment of corporate goals. We believe that stock grants are instrumental in aligning the long-term interests of the Company's employees and executive officers with those of the stockholders.

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EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the annual and long-term compensation for services rendered during the last three fiscal years to our company in all capacities as an employee by our Chief Executive Officer and our other executive officers whose aggregate compensation exceeded $100,000 (collectively, the "named executive officers") during fiscal year ended 2013 shown below.

Name and Principal	Year	Salary	Bonus	Stock	Options	Non-Equity	Change in	All Other	Total
Position	($)	($)	($)	Awards	Awards	Incentive	Pension	Compensation	($)
				($)	($)	Plan	Value and	(4)
						Compensation	Non-
						($)	qualitative
Deferred
Compensation
Earnings
($)
Chua Leong Hin,	2013	–	–	–	–	–	–	–	–
CEO and CFO		–	–	–	–	–	–	–	–
		–	–	–	–	–	–	–	–

________________

(1)	Bonus awarded based on performance.

(2)	No officers received or will receive any long term incentive plan payouts or other payouts during financial years ended December 31, 2011, December 31, 2012 and December 31, 2013.

As of December 31, 2013, a total of 2,921,260 million shares of common stock remain unused in the Company's 2004 Equity Compensation Plan.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth certain information concerning unexercised stock options for each named executive officer above. There were no stock awards outstanding as of end of fiscal year 2013.

Option Awards Stock Awards

Name	Number	Number	Equity	Option	Option	Number	Market	Equity	Equity
	of	of	Incentive	Exercise	Expiration	of	Value	Incentive	Incentive
	Securities	Securities	Plan	Price	Date	Shares	of	Plan	Plan
	Underlying	Underlying	Awards:	($)		or	Shares	Awards:	Awards:
	Unexercised	Unexercised	Number			Units	or	Number	Market
	Options	Options	of			of	Units	of	or
	(#)	(#)	Securities			Stock	of	Unearned	Payout
	Exercisable	Unexercisable	Underlying			That	Stock	Shares,	Value
	Unexercised		Unearned			Have	That	Units	of
			Options			Not	Have	or	Unearned
			(#)			Vested	Not	Other	Shares,
						(#)	Vested	Rights	Units
						($)	(#)	or
Other
Rights
That
Have
Not
Vested
($)
Chus Leong Hin, CEO and CFO	NIL	NIL	NIL	NIL	NIL	NIL	NIL	NIL	NIL

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Equity Compensation Plan Information

The following table sets forth equity compensation plan information as of December 31, 2013:

	Number of Shares	Weighted Average	Number of
	to be Issued	Exercise Price	Shares Remaining
	Upon Exercise of	of Outstanding	Available for
Plan Category	Outstanding Options	Options	Future Issuance
2004 Equity Compensation Plan approved by stockholders	NIL	NIL	2,921,260

Our Board of Directors administers the Plan. Our Board of Directors has the authority to determine, at its discretion, the number and type of awards that will be granted, the recipients of the awards, and the exercise or purchase price required to be paid, when options may be exercised and the term of the option grants. Options granted under the Plan may not be exercised after 10 years from the date the option is granted. A total of 2,921,260 shares of common stock were reserved for awards granted under the Plan.

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

There are no employment agreements with the Company's key employees at this time.

Director Compensation

Stock Options

Stock options and equity compensation awards to our non-employee / non-executive director are at the discretion of the Board. To date, no options or equity awards have been made to our non-employee / non-executive director.

Cash Compensation

Our non-employee / non-executive director is eligible to receive a fee to be paid for attending each Board meeting; however, no fees were paid in 2013  other than those disclosed in the Director Compensation table.

Travel Expenses

All directors shall be reimbursed for their reasonable out of pocket expenses associated with attending the meeting.

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Director Compensation

The following table shows the overall compensation earned for the 2013 fiscal year with respect to each non-employee and non-executive director as of December 31, 2013.

DIRECTOR COMPENSATION

	Fees			Non-Equity	Nonqualified
	Earned			Incentive	Deferred	All
Name and	or Paid	Stock	Option	Plan	Compensation	Other
Principal	in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	($)	($)	(1)	($)(2)	($)	(3)	($)

Sakae Torisawa	Director	–	–	–		–

Chua Leong Hin	Director	–	–	–	–	–	–

Percy Chua Soo Lian	Director	–	–	–	–	32,435.00	–

________________

(1)	Reflects dollar amount expensed by the company during applicable fiscal year for financial statement reporting purposes pursuant to FAS 123R. FAS 123R requires the company to determine the overall value of the options as of the date of grant based upon the Black-Scholes method of valuation, and to then expense that value over the service period over which the options become exercisable (vest). As a general rule, for time-in-service-based options, the company will immediately expense any option or portion thereof which is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the option. For a description FAS 123 R and the assumptions used in determining the value of the options under the Black-Scholes model of valuation, if applicable, see the notes to the financial statements included with this Form 10-K.

(2)	Excludes awards or earnings reported in preceding columns.

(3)	Includes all other compensation not reported in the preceding columns, including (i) perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000; (ii) any "gross-ups" or other amounts reimbursed during the fiscal year for the payment of taxes; (iii) discounts from market price with respect to securities purchased from the company except to the extent available generally to all security holders or to all salaried employees; (iv) any amounts paid or accrued in connection with any termination (including without limitation through retirement, resignation, severance or constructive termination, including change of responsibilities) or change in control; (v) contributions to vested and unvested defined contribution plans; (vi) any insurance premiums paid by, or on behalf of, the company relating to life insurance for the benefit of the director; (vii) any consulting fees earned, or paid or payable; (viii) any annual costs of payments and promises of payments pursuant to a director legacy program and similar charitable awards program; and (ix) any dividends or other earnings paid on stock or option awards that are not factored into the grant date fair value required to be reported in a preceding column.

Limitation of Liability of Directors

The laws of the State of Nevada and the Company's By-laws provide for indemnification of the Company's directors for liabilities and expenses that they may incur in such capacities. In general, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful.

The Company has been advised that in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

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Certain Effects of the Proposal One

The increase in authorized shares of Common or Preferred Stock is not being proposed as a means of preventing or dissuading a change in control or takeover of us. However, use of these shares for such a purpose is possible. Authorized but unissued or unreserved Common Stock and Preferred Stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of us or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal. In addition, the increase in authorized shares of Common and Preferred Stock, if approved, may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful. The Board of Directors and our executive officers have no knowledge of any current effort to obtain control of us or to accumulate large amounts of shares of our Common Stock.

The holders of shares of our Common and Preferred Stock are not entitled to preemptive rights with respect to the issuance of additional shares of Common and Preferred Stock or securities convertible into or exercisable for shares of Common Stock. Accordingly, the issuance of additional shares of our Common and Preferred Stock or such other securities might dilute the ownership and voting rights of stockholders.

The proposed amendment to the Articles of Incorporation does not change the terms of the Common and Preferred Stock. The additional shares of Common Stock for which authorization is sought will have the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. Voting rights of preferred stock is determined when the preferred shares have been designated for issuance.

We could also use the additional shares of Common and Preferred Stock for potential strategic transactions, including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect our business or the trading price of the Common Stock. Preferred Stock will not be listed for trading. Any such transaction may require us to incur non-recurring or other charges and may pose significant integration challenges and/or management and business disruptions, any of which could materially and adversely affect our business and financial results.

If approved by stockholders, it is anticipated that the amendment to the Articles of Incorporation will become effective upon the filing of a Articles of Amendment with the Secretary of State for the State of Nevada, which filing is expected to occur as soon as practicable after the Special Meeting.

INCORPORATION OF FINANCIAL AND OTHER INFORMATION BY REFERENCE

Our 2013 Annual Report on Form 10K, filed on April 15, 2014 with the Securities Exchange Commission, are hereby incorporated herein by reference.

ADDITIONAL INFORMATION

The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549-0213. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. The Company's filings are also available to the public on the SEC's website (www.sec.gov). Copies of such materials may also be obtained by mail from the Office of Investor Education and Advocacy of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

The Board of Directors recommends a vote FOR the proposal to amend our Articles of Incorporation to increase the number of authorized shares to 1.000,000,000 shares of Common Stock and to 50,000,000 shares of Preferred Stock, par value $0.001 per share.

The Board of Directors recommends a vote FOR the proposal to adopt our 2013 Equity Compensation Plan covering 30 million shares of our common stock.

Sincerely,

/s/ Chua Leong Hin
Chua Leong Hin
May___, 2014	President and CEO

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Exhibit A

CERTIFICATE OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

AMARU, INC.,

A Nevada Corporation

The undersigned certify that:

1.    They are the president and the secretary, respectively, of Amaru, Inc., a Nevada corporation;

2.    Article Four of the Articles of Incorporation of this corporation is amended to read as follows:

"Article Four, Capital Stock

The amount of the total authorized capital stock of this corporation is $1,050,000 as 1,000,000,000 shares of common stock and 50,000,000 shares of preferred stock each with a par value of $0.001 per share. Such shares shall be non-assessable. The Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the shares of preferred stock in one or more series and to establish from time to time the number of shares to be included in each such series, and to fix the qualifications, limitations or restrictions thereof.

The authority of the Board of Directors with respect to each series of preferred stock shall include, but not be limited to, determination of the following:

(a)   The number of shares constituting that series and the distinctive designation of that series;

(b)   The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c)   Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(d)   Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such as the Board of Directors shall determine;

(e)   Whether or not shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions, and at different redemption dates;

(f)   Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(g)   The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

(h)   Any other relative rights, preferences and limitations of that series, unless otherwise provided by the certificate of determination.

3.    The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

4.    The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902, Nevada Corporations Code. The total number of outstanding shares of the corporation is __________________. The number of shares voting in favor of the amendment exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of Nevada that the matters set forth in this certificate are true and correct of our own knowledge.

Dated: ___________, 2014

________________________________

President

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Exhibit B

2013 EQUITY COMPENSATION PLAN

1. PURPOSE OF THE PLAN

The purpose of the Plan is to aid the Company, its Subsidiaries and Affiliates, as may be applicable, in recruiting and retaining key individuals of outstanding ability and to motivate such individuals to exert their best efforts on behalf of the Company, its Subsidiaries and Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such key individuals will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

2. DEFINITIONS

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a) Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

(b) Affiliate: With respect to the Company, any company directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board of Directors of the Company in which the Company has an interest.

(c) Award: An Option or Stock-Based Award granted pursuant to the Plan. (d) Beneficial Owner: A "beneficial owner", as such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

(d) Beneficial Owner: A "beneficial owner" as such term is defined in Rule 13d-3 under the Act (or any successor rule thereto)

(e) Board: The Board of Directors of the Company.

(f) Board Change: Within the twenty-four consecutive month period following the occurrence of any of the events set forth in Section 2(v)(i), individuals who immediately prior to the occurrence of any of such events constitute the Board cease for any reason to constitute at least a majority thereof (other than in the event of a director's death or Disability).

(g) Cause: In the event that a Participant is a party to an employment agreement with the Company, the Parent, a Subsidiary or an Affiliate at the date an Award is granted, "Cause" shall have the same meaning ascribed to such term in such employment agreement. In the event that a Participant is not party to any such employment agreement or there is no

(h) such definition, "Cause" shall be defined as follows:

(i) a Participant's continued failure substantially to perform the Participant's duties (other than as a result of total or partial incapacity due to physical or mental illness) for a period of 10 days following written notice by the Company to the Participant of such failure; or

(ii) dishonesty in the performance of, or willful malfeasance or willful misconduct in connection with, a Participant's duties; or

(iii) an act or acts on a Participant's part constituting (x) a felony under the laws of the United States or any state thereof or (y) a misdemeanor involving moral turpitude; or

(iv)any act or omission of a Participant which is materially injurious to the financial condition or business reputation of Parent, the Company or any of its Subsidiaries or Affiliates; or

(v) a Participant's breach of any restrictive covenants contained in any agreement with the Company or any of its Subsidiaries or Affiliates to which Participant is a party.

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(i) Change in Control: The occurrence of any of the following events:

(i) any Person, other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock of the Company, becomes the Beneficial Owner, directly or indirectly, of securities of the Company, (a) representing a greater percentage of the combined voting power of the Company's then-outstanding securities than the percentage of the combined voting power of the Company's then-outstanding securities held by Parent and its Affiliates and (b) representing 30% or more of the combined voting power of the Company's then-outstanding securities; or

(ii) during any period of twenty-four months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2(h)(i), (iii) or (iv) of the Plan, (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or (C) a director nominated by any Person, other than Parent and its Affiliates, who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's securities) whose election by the Board or nomination for election by the Company's shareholders was approved in advance by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

(iii) the Company is merged or consolidated with any other company, other than a merger or consolidation which would result in the shareholders of the Company immediately prior thereto continuing to own (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iv) the complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company's assets, other than a liquidation of the Company or sale of its assets to an Affiliate into a wholly-owned subsidiary.

(j) Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

(k) Committee: The Board of Directors of the Company, the Compensation Committee of the Board, or, if applicable, the subcommittee to which such Committee delegates its duties and powers.

(l) Company: Amaru, Inc.

(m) Disability: Inability to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which constitutes a permanent and total disability, as defined in Section 22(f)(3) of the Code (or any successor section thereto). The determination whether a Participant has suffered a Disability shall be made by the Committee based upon such evidence as it deems necessary and appropriate. A Participant shall not be considered disabled unless he or she furnishes such medical or other evidence of the existence of the Disability as the Committee, in its sole discretion, may require.

(n) Effective Date: The date set by the Company's Board of Directors.

(o) Employer: The Company, a Subsidiary or an Affiliate, as applicable, which employs any given Participant.

(p) Fair Market Value: on a given date, the closing price of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on a national securities exchange, the per Share closing bid price on such date as quoted on the NASDAQ System or FINRA OTC Bulletin Board (or such market in which such prices are regularly quoted), or, if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith;

21

If no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

(q) ISO: An Option that is also an incentive stock option granted pursuant to Section 6(d) of the Plan.

(r) Stock-Based Awards: Awards granted pursuant to Section 8 of the Plan. Option: A stock option granted pursuant to Section 6 of the Plan. Option Price: The purchase price per Share of an Option, as determined pursuant to Section 6(a) of the Plan.

(w) Participant: An employee or director of the Company, its Parent, Subsidiary or Affiliate, or an individual who is not such an employee or director but who otherwise performs services for the Company, its Parent, Subsidiary or Affiliate, and in any case, who is selected by the Committee to participate in the Plan.

(x) Performance-Based Awards: Certain Other Stock-Based Awards granted pursuant to Section 8(b) of the Plan.

(y) Person: A "person", as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

(z) Plan: Amaru, Inc. 2013 Equity Compensation Plan.

(aa) Public Offering: A sale of shares of the Company's common stock to the public pursuant to a registration statement under the Securities Act of 1933, as amended, that has been declared effective by the Securities and Exchange Commission (other than a registration statement on Form S-4 or Form S-8, or any other successor or other forms promulgated for similar purposes, or a registration statement in connection with an offering to employees of the Company and its Subsidiaries) that results in an active trading market in the Company's common stock; provided, that there shall be deemed to be an "active trading market" if the Company's common stock is listed or quoted on a national stock exchange or the NASDAQ National Market.

(bb) Shares: Shares of Common Stock of the Company, $0.001 par value per Share.

(cc) Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

3. SHARES SUBJECT TO THE PLAN

The total number of Shares which may be issued under the Plan is less than 15% of the total Shares outstanding, which shall not exceed 30,000,000 Shares. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or the payment of cash upon the exercise of an Award shall reduce the total number of Shares available under the Plan, as applicable. Shares which are subject to Awards which terminate or lapse may be granted again under the Plan.

4. ADMINISTRATION

The Plan shall be administered by the Board of Directors or the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are intended to qualify as "non-employee directors" within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and "outside directors" within the meaning of Section 162(m) of the Code (or any successor section thereto). Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its affiliates or a company acquired by the Company or with which the Company combines. The number of Shares underlying such substitute awards shall be counted against the aggregate number of Shares available for Awards under the Plan. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant.

5. LIMITATIONS

No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

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6. TERMS AND CONDITIONS OF OPTIONS

Options granted under the Plan shall be, as determined by the Committee, nonqualified or incentive stock options for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

(a) Option Price. The Option Price per Share shall be determined by the Committee.

(b) Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted.

(c) Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii) or (iii) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (i) in cash or its equivalent (e.g., by check); (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee or generally accepted accounting principles); (iii) partly in cash and partly in such Shares; or (iv) through the delivery of irrevocable instruments to a broker to deliver promptly to the Company an amount equal to the aggregate Option price for the shares being purchased. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

(d) ISOs. The Committee may grant to employees Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto), including, without limitation the requirement that the Option Price per Share subject to an ISO shall not be less than 100% of the Fair Market Value of the Shares on the date an ISO is granted. No ISO may be granted to any Participant who at the time of such grant, owns more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition.

(e) Attestation. Wherever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

7. STOCK-BASED AWARDS

(a) Generally. The Committee, in its sole discretion, may grant Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares ("Stock-Based Awards"). Such Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Stock-Based Awards; whether such Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

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(b) Performance-Based Awards. Notwithstanding anything to the contrary herein, certain Stock-Based Awards granted under this Section 8 may be granted in a manner which is deductible by the Company under Section 162(m) of the Code (or any successor section thereto) ("Performance-Based Awards"). A Participant's Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on shareholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital and (xviii) return on assets. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to extraordinary items. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 162(m) of the Code, elect to defer payment of a Performance-Based Award.

8. ADJUSTMENTS UPON CERTAIN EVENTS

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends or any transactions similar to the foregoing, the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Option Price and/or (iii) any other affected terms of such Awards.

(b) Change in Control. Except as otherwise provided in an Award agreement or an employment, severance or change in control agreement, in the event of a Change in Control or a Parent Triggering Event, the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Award (including, without limitation, (i) the acceleration of an Award, (ii) the payment of a cash amount in exchange for the cancellation of an Award and/or (iii) the requiring of the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted hereunder) as of the date of the consummation of the Change in Control.

9. NO RIGHT TO EMPLOYMENT OR AWARDS

The granting of an Award under the Plan shall impose no obligation on the Company or any Subsidiary to continue the employment or service or consulting relationship of a Participant and shall not lessen or affect the Company's or Subsidiary's right to terminate the employment or service or consulting relationship of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

10. SUCCESSORS AND ASSIGNS

The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

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11. NONTRANSFERABILITY AWARDS

Unless otherwise determined by the Committee or as hereinafter provided, an Award shall not be transferable or assignable by the Participant otherwise than representatives or distributees of the Participant. However, unless the Award agreement provides otherwise, a Participant may transfer his or her rights under a nonqualified Option agreement, by assignment, satisfactory in form and substance to the Committee, to a trust or similar entity established solely for the benefit of the Participant's lineal descendants; provided, that such assignee must first agree to be bound by the same terms and conditions as the Participant with respect to such Option; and provided, further, that the rights of such assignee shall not themselves be transferable.

12. AMENDMENTS OR TERMINATION

The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which, (a) without the approval of the shareholders of the Company, would (except as is provided in Section 9 of the Plan), increase the total number of Shares reserved for the purposes of the Plan or change the maximum number of Shares for which Awards may be granted to any Participant or (b) without the consent of a Participant, would impair any of the rights or obligations under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws. Notwithstanding anything to the contrary herein, the Board may not amend, alter or discontinue the provisions relating to Section 8(b) of the Plan after the occurrence of a Change in Control.

13. INTERNATIONAL PARTICIPANTS

With respect to Participants who reside or work outside the United States of America and who are not (and who are not expected to be) "covered employees" within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law.

14. CHOICE OF LAW

The Plan shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to conflicts of laws.

15. EFFECTIVENESS OF THE PLAN

The Plan shall be effective as of the Effective Date.

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PROXY

SPECIAL MEETING OF STOCKHOLDERS OF

AMARU INC.

July 8, 2014, 6:00 p.m. Pacific Standard Time

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED PRE-ADDRESSED RETURN ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK. ALTERNATIVELY, YOU MAY SCAN AND EMAIL IT TO _________________ OR FAX IT TO (801) 277-3147

PROPOSAL ONE

To amend AMARU, INC.’s Articles of Incorporation to increase the authorized shares of its Common Stock from 400,000,000 shares to 1,000,000,000 shares with a par value of $0.001 per share, and its Preferred Stock from 25,000,000 shares to 50,000,000 shares with a par value of $0.001 per share.

FOR	AGAINST	ABSTAIN
[_]	[_]	[_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE PROPOSAL ONE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

NOTE:

Please sign exactly as your name or names appear hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership’s name by authorized person.

PROPOSAL TWO

To approve and adopt AMARU, INC.’s 2013 Equity Compensation Plan covering 30 million shares of our common stock.

FOR	AGAINST	ABSTAIN
[_]	[_]	[_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE PROPOSAL TWO.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

NOTE:

Please sign exactly as your name or names appear hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership’s name by authorized person.